SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2019

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, NC 27604
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Highwoods Properties, Inc. has announced that Edward J. Fritsch, 60, will retire as Chief Executive Officer and member of the Company’s Board of Directors effective September 1, 2019. Theodore J. Klinck, 53, who currently serves as President and Chief Operating Officer, will assume the role of Chief Executive Officer and director upon Mr. Fritsch’s retirement. Mr. Klinck has served as President since November 2018 and Chief Operating Officer since September 2015. Prior to that, Mr. Klinck served as the Company’s Senior Vice President and Chief Investment Officer. Before joining Highwoods in March 2012, Mr. Klinck served as principal and chief investment officer with Goddard Investment Group, a privately owned real estate investment firm. Previously, Mr. Klinck had been a managing director at Morgan Stanley Real Estate.

Effective with these changes, the Company also announced that Brendan C. Maiorana, 43, has been promoted to Executive Vice President of Finance and Investor Relations and Brian M. Leary, 45, will join the Company as Executive Vice President and Chief Operating Officer.

Mr. Maiorana joined Highwoods in May 2016 as Senior Vice President of Finance and Investor Relations. He will continue to report directly to Mark F. Mulhern, 59, the Company’s Executive Vice President and Chief Financial Officer. Prior to joining Highwoods, Mr. Maiorana spent 11 years in Equity Research at Wells Fargo Securities, starting as an Associate Equity Research Analyst. Prior to that, he worked four years at Ernst & Young LLP as a senior auditor. He is a graduate of Rutgers University with a BS in accounting and has an MBA from the University of North Carolina Kenan-Flagler Business School.

Mr. Leary will join Highwoods on July 15, 2019 as Executive Vice President and Chief Operating Officer, reporting directly to Mr. Klinck. He joined Crescent Communities as president of its commercial and mixed-use business unit in 2014. Prior to joining Crescent, Leary held senior management positions with Jacoby Development, Inc., Atlanta Beltline, Inc., AIG Global Real Estate, Atlantic Station, LLC and Central Atlanta Progress. Mr. Leary is a graduate of the Georgia Institute of Technology’s College of Architecture with a BS in architecture with minor concentrations in land development and real estate. He also holds a master's degree in City Planning from Georgia Tech.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: July 1, 2019